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                                                                     EXHIBIT 4.1

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 NUMBER                                                            SHARES
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                                    [LOGO]

                                 EVERCOM, INC.

        a corporation organized under the laws of the state of Delaware
 5,000 Shares of FIRST PREFERRED SERIES A STOCK Authorized - Par Value: $0.01
  SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFERABILITY AND OTHER LIMITATIONS

THIS CERTIFIES THAT_____________________________________________is the owner of
_________________________________________________fully paid and non-assessable
Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated_____________________________
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THE TRANSFER AND VOTING OF ANY SECURITIES REPRESENTED BY THIS CERTIFICATE ARE
RESTRICTED BY THE TERMS OF A SHAREHOLDERS AGREEMENT AMONG TALTON HOLDINGS, INC. (NOW KNOWN AS EVERCOM, INC.) (THE "COMPANY" AND ITS SHAREHOLDERS AND WARRANTHOLDERS (THE "SHAREHOLDERS AGREEMENT"), A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT)". SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, MORTGAGED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (II) UPON RECEIPT OF AN OPINION OF THE COUNSEL TO THE TRANSFEROR, REASONABLY ACCEPTABLE TO THE ISSUER, THAT SUCH SALE, TRANSFER, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION IS PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARD THE DISTRIBUTION OR RESALE THEREOF, AND AGREES TO COMPLY WITH THE REGISTRATION RIGHTS AGREEMENT DATED AS OF DECEMBER 27, 1996 BY AND AMONG THE COMPANY AND ITS SHAREHOLDERS AND WARRANTHOLDERS, AND THE SHAREHOLDERS AGREEMENT.

THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR SPECIAL RIGHTS OF THE SHARES OF EACH CLASS AND OF EACH SERIES OF STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO ESTABLISH OTHER SERIES AND TO FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF ANY CLASS OR SERIES BY AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM    ___ as tenants in common                                  UNIF GIFT MIN ACT-- ...........Custodian................(Minor)
TEN ENT    ___ as tenants by the entireties                           under Uniform Gifts to Minors Act......................(State)
JT TEN     ___ as joint tenants with the right of survivorship
               and not as tenants in common

                                                                                         PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                                                             IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto           ----------------------------------------

 ..................................................................................     ----------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
 ....................................................................................................................................

 ..............................................................................................................................Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints..............................................
 ...................................... Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ............................................
                         In presence of                       ......................................................................

 .....................................................

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.